SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      December 5, 1997 (November 24, 1997)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


           Delaware                        1-11402                   22-3059335
 (State or other jurisdiction        (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

           6 Sylvan Way
     Parsippany, New Jersey                                         07054
(Address of principal executive office)                          (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.        Other Events

On November 24, 1997, HFS Incorporated (the "Company") announced that it had entered into a definitive agreement to acquire The Harpur Group Ltd., a leading fuel card and vehicle management company in the United Kingdom, from H-G Holdings, Inc. for approximately $186 million in cash, plus future contingent payments of up to $20 million over the next two years. The closing of this transaction is subject to customary conditions, including regulatory approval. The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference in its entirety.



Item 7.        Exhibits

Exhibit
   No.         Description

99.1 Press Release: HFS Incorporated Agrees to Acquire Harpur Group Ltd. dated November 24, 1997.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           HFS INCORPORATED



                                           By:  /s/     James E. Buckman
                                                James E. Buckman
                                                Senior Executive Vice President
                                                and General Counsel


Date: December 5, 1997

                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
                Report Dated December 5, 1997 (November 24, 1997)


                                  EXHIBIT INDEX


Exhibit No.       Description

99.1 Press Release: HFS Incorporated Agrees to Acquire Harpur Group Ltd. dated November 24, 1997.